                                                                    EXHIBIT 10.3

                                                                     EXHIBIT C-1

                           FORM OF COMMITTED LOAN NOTE

$
 -----------------------------                     ----------------------------

                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of $____________________, or such lesser principal amount of Committed Loans (as defined in the Credit Agreement referred to below) payable by Borrower to Lender on such Maturity Date under that certain Credit Agreement dated as of August __, 1999 among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("Borrower"), Lenders from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent, Issuing Lender and a Co-Lead Agent, BANKBOSTON, N.A., as a Lender, Co-Lead Agent and Syndication Agent, and FIRST UNION NATIONAL BANK, as a Lender and Documentation Agent (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined).

                  Borrower promises to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and payable at such times as are specified in the Credit Agreement.

                  All payments of principal and interest shall be made to Administrative Agent for the account of Lender in United States dollars in immediately available funds at Administrative Agent's Payment Office.

                  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

                  This Note is one of the "Committed Loan Notes" referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, events of default and the right of Lender to accelerate the maturity hereof upon the occurrence of such events.

                  Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.



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                  Borrower agrees to pay all collection expenses, court costs and Attorney Costs (whether or not litigation is commenced) which may be incurred by Lender in connection with the collection or enforcement of this Note.



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                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                   AIMCO PROPERTIES, L.P.,
                                   a Delaware limited partnership

                                   By:      AIMCO-GP, INC.,
                                            a Delaware corporation
                                   Its:     General Partner

                                            By:
                                               ------------------------------
                                                     Peter K. Kompaniez
                                                     President






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                          LOANS AND PRINCIPAL PAYMENTS

                                                                            AMOUNT OF       OUTSTANDING
                                                           END OF         PRINCIPAL OR       PRINCIPAL
                       TYPE OF          AMOUNT OF         INTEREST          INT. PAID       BALANCE THIS        NOTATION
      DATE            LOAN MADE         LOAN MADE          PERIOD           THIS DATE           DATE            MADE BY
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
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



                                     C-1-4